Exhibit 99.1

MCEWEN MINING: STOCK PROPERTY EXPLORATION

- HIGH-GRADE INTERSECTIONS

34.7 g/t gold over 5.9 m, including 74.1 g/t over 2.7 m

83.5 g/t gold over 5.6 m, including 417 g/t over 1.1 m

TORONTO, Sept. 30, 2019 - McEwen Mining Inc. (NYSE: MUX) (TSX: MUX) is pleased to report high-grade exploration drill results (see Table 1) from its 100% owned Stock Property, part of the Black Fox Complex, near Timmins, Canada (see Figure 1).

“When we acquired the Black Fox Complex, we had very limited knowledge about the Stock Property. Our drilling has revealed the presence of a strongly mineralized gold system. Currently, our exploration program is assessing the occurrence of higher-grade gold zones or “shoots” within the wider and lower grade Stock East Deposit, and is generating some of the highest-grade intersections to date. Stock has become a top priority exploration target for us. Stock East’s potential to become an economic deposit is enhanced by the advantage of being strategically located right next to our operating mill,” commented Sylvain Guerard, SVP Exploration.

Highlights:

•	At Stock East, two high-grade drill intersections: 34.7 g/t gold over 5.9 m, including 74.1 g/t gold over 2.7 m, and 83.5 g/t gold over 5.6 m, including 417 g/t gold over 1.1 m, were encountered at a vertical depth of approximately 290 meters.

•	The presence of new high-grade intersections together with previous results strengthens our conviction that the Stock East Deposit hosts higher-grade zones that could potentially be mined using existing nearby underground mine workings (see Figure 2).

•	At Stock Deep, testing for the depth extension of the Stock Mine mineralization has produced a new intersection of 4.2 g/t gold over 7.5 m, including 25.9 g/t gold over 0.8 m. This intersection is 100 meters (330 ft) below the last reported deep intersection of 18 g/t gold over 9.1 m, including 120 g/t gold over 1.3 m (see Sept 4, 2019 news release). These results reinforce our belief that a strong mineralized system is continuing at depth.

•	On the Stock Property, drilling is continuing along the 3 km mine trend with four drill rigs: two rigs are focused on Stock East and two rigs are drilling the western section of the trend. A resource update for the Stock property is planned for year-end.

Table 1 – Selected New Drill Results from Stock Property

HOLE-ID	From (m)	To (m)	Core Length (m)	Estimated True Width (m)	Gold Grade (g/t)	Area
S19-97W1	1090.0	1099.0	9.0	7.47	4.17	Stock Deep
Including	1098.0	1099.0	1.0	0.83	25.90
SEZ19-28	337.0	343.5	6.5	5.91	34.71	Stock East
Including	339.8	342.5	3.0	2.73	74.13
SEZ19-35	324.3	330.5	6.2	5.64	83.49	Stock East
Including	325.3	326.5	1.2	1.09	417.00

McEwen Mining Inc.	Page 1

Stock East

At Stock East the gold mineralization extends from surface to a depth of approximately 450 m. The initial resource estimate envisioned an open pit mining scenario at Stock East. However, the high-grade intersections encountered suggest the presence of higher-grade shoots within the lower grade resource area (see Figure 3). An infill drill program is ongoing to better assess this higher-grade mineralization.

Stock Deep

Exploration drilling by McEwen Mining in 2018 and 2019 tested the potential of the mineralized system to extend below the lowest levels of the Stock Mine. Production from this mine ceased in 2004 at a relatively shallow depth of only 330 m (1,080 ft). Total production was 137,000 ounces of gold at an average grade of 5.4 g/t Au.

In 2018, hole S18-31 intersected multiple intervals of mineralization up to a depth of 650 m (2,130 ft) below surface under the mine workings. The best intersections from hole S18-31 include: 5.6 g/t Au over 3.3 m, including 14.8 g/t Au over 1.0 m; and 7.0 g/t Au over 3.8 m, including 30.1 g/t Au over 0.8 m; and 3.8 g/t Au over 4.0 m.

During Q2 2019, hole S19-95 intersected mineralization 250 m (820 ft) below the positive 2018 results intersected in hole S18-31, and 950 m below surface.  Multiple zones of alteration and mineralization were observed, including visible gold. The best interval received from this hole is 18.0 g/t Au over 9.1 m, including 120 g/t Au over 1.3 m, including 311 g/t Au over 0.5 m.

A new result of 4.2 g/t gold over 7.5 m, including 25.9 g/t gold over 0.8 m was returned from hole S19-97W1 at a vertical depth of 1,020 m (3,345 ft) (see Figure 2). The gold mineralization is hosted in fuchsite-altered ultramafics, and could potentially represent the depth extension of the historical “N2 Zone” of the Stock Mine, which produced 80,000 oz of gold at an average grade of 6.2 g/t Au.

Property and Geologic Information

The Stock Property is the site of McEwen Mining’s Stock Mill, which currently processes ore from the Black Fox Mine. The mill has a capacity of approximately 2,000 tonnes per day and is currently underutilized. Previously the mill processed ore from the historical underground Stock Mine that was in intermittent production from the early 1980s until 2004.

Known mineralization occurs along the prolific Destor Porcupine Fault (DPF), which crosses the property from West to East over a strike length of approximately 8 km. A significant NE-SW trending fault (the Nighthawk Fault) intersects the DPF near the Stock Mine making the area a prime structural setting for gold mineralization (see Figure 1). In addition to these major structures, the property also exhibits other characteristics of strongly mineralized systems: intense alteration, multi-style and multi-phase mineralization, and significant gold mineralization hosted in various rock types, including wide intersections of 10-30 meters at 1-2 g/t Au, and also higher-grade intersections of +10 g/t Au.

Gold mineralization at the Stock Property consists of disseminated sulfides (mostly pyrite) and quartz-carbonate stockwork and breccia, hosted in sericite-silica-albite and fuchsite altered mafic and ultramafic volcanic rocks, and in highly siliceous and albite-rich dykes.

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Figure 1: Stock Mine Trend Plan View

Figure 2: Stock Mine Trend Longitudinal Section

Figure 2: Stock Mine Trend Longitudinal Section

Sept. 30, 2019
Selected Intersections:
Sep 30, 2019, 2019, 2018 (MUX)
Previous to 2018
Interpreted plunge of mineralization
Drilling > 10 grade x down hole (g/t Au x m)
Stock West
Stock Mine
Stock East
BW-122
25.31g/t Au / 5.18m CL
incl. 57.12g/t Au / 2.14m CL
S-7
22.97g/t Au / 1.52m CL
S19-90
4.23g/t Au / 3.50m CL
incl. 5.72g/t Au / 2.05m CL
S18-31
5.58g/t Au / 2.58m
incl. 14.8g/t Au / 0.78m,
14.08g/t Au / 1.41m
incl. 30.10g/t Au / 0.63m,
2.18g/t Au / 6.01m
incl. 3.76g/t Au / 3.14m
250m
100m
0
400m
S19-95
119.98g/t Au / 1.33m
incl. 311g/t Au / 0.50m
S19-97W1
4.17g/t Au / 7.47m
incl. 25.9g/t Au / 0.83m
SEZ19-15
10.94g/t Au / 5m
incl. 28.63g/t Au / 1.36m
SEZ19-08
2.18g/t Au / 11.83m
incl. 3.30g/t Au / 4.55m
SEZ19-11
1.76g/t Au / 10.92m
SEZ19-31
2.47g/t Au / 19.83m
SAS-43
5.99g/t Au / 8.07m
incl. 50.74g/t Au / 0.18m
incl. 13.58g/t Au / 0.55m
SEZ19-35
83.49g/t Au / 5.64m
incl. 417g/t Au / 1.09m
S18-01
2.94g/t Au / 18.15m
incl. 52.40g/t Au / 0.74m
S18-10
5.24g/t Au / 12.09m
incl. 19.23g/t Au/ 2.37m
-500m
S18-47
9.55g/t Au / 5.67m
incl. 25.16g/t Au/ 2.09m
SEZ19-28
34.71g/t Au / 5.91m
incl. 74.13g/t Au / 2.73m
-1000m

Lengths presented are estimated true widths, CL = Core length

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Figure 3: Stock East Longitudinal Section

Figure 3: Stock East Longitudinal Section

Sept. 30, 2019
Selected Intersections:
Sep 30, 2019 (MUX)
2019 (MUX)
2018 (MUX)
Previous to 2018
Potential higher grade zones ("shoots")
Au g/t X Down hole (m)
>150
100 to 150
50 to 100
30 to 50
20 to 30
10 to 20
5 to 10
0
200m
SAS-30 2.79g/t Au / 14.40m incl. 18.38g/t Au / 0.51m
SAS-36 3.43g/t Au / 9m incl. 10.35g/t Au / 1.03m
SAS-37 20.14g/t Au / 3.09m incl. 57.81g/t Au / 1.03m
S18-60 3.25g/t Au / 15.69m incl. 17.90g/t Au / 1.85m
S-19 15.77g/t Au / 1.03m
SEZ19-15 10.94g/t Au / 5m incl. 28.63g/t Au / 1.36m
S18-86 14.40g/t Au / 0.47m
S18-86 3.36g/t Au / 4.36m incl. 25.30g/t Au / 0.44m
S18-83 3.63g/t Au / 5.53m incl. 13.15g/t Au / 0.79m
S18-10 5.24g/t Au / 12.09m incl. 19.23g/t Au/ 2.37m
S18-02 4.49g/t Au / 9.45m incl. 15.90g/t Au / 0.53m
-50m
S18-01 2.94g/t Au / 18.15m incl. 52.40g/t Au / 0.74m
SAS-58 41.79g/t Au / 0.24m
SAS-57 10.22g/t Au / 1.03m
SEZ19-35 83.49g/t Au / 5.64m incl. 417g/t Au / 1.09m
S18-45 20g/t Au / 0.76m
SAS-55 4.59g/t Au / 14.48m incl. 11.79g/t Au / 1.03m
SAS-43 5.99g/t Au / 8.07m incl. 50.74g/t Au / 0.18m incl. 13.58g/t Au / 0.55m
S18-47 9.55g/t Au / 5.67m incl. 25.16g/t Au/ 2.09m
SEZ19-28 34.71g/t Au / 5.91m incl. 74.13g/t Au / 2.73m
SAS-59 5.43g/t Au / 3.10m incl. 21.02g/t Au / 0.67m
-100m

Lengths presented are estimated true widths

Complete assay results from the latest drilling on the Stock Property: https://www.mcewenmining.com/files/doc_news/archive/201909xx_stock/stock_pr_late_sept2019_composites.xlsx

ABOUT MCEWEN MINING

McEwen Mining is a diversified gold and silver producer and explorer with operating mines in Nevada, Canada, Mexico and Argentina. It also owns a large copper deposit in Argentina. McEwen’s goal is to create a profitable gold and silver producer focused in the Americas.

McEwen has approximately 362 million shares outstanding. Rob McEwen, Chairman and Chief Owner, owns 22% of the shares.

TECHNICAL INFORMATION

Technical information pertaining to geology and exploration contained in this news release has been prepared under the supervision of Ken Tylee, P.Geo. Mr. Tylee is a "qualified person" within the meaning of NI 43-101.

Black Fox Complex drilling (including the Stock Property) was conducted by Major Drilling and Norex Drilling and supervised by McEwen’s Geology Department. All exploration drill core samples at the Stock Property were submitted as 1/2 core. Analyses reported herein were usually performed by the fire assay method by the independent laboratories:  ALS Laboratories (ISO 9001/IEC17025 certified) and AGAT Labs (ISO 9001/IEC17025 certified).  On occasion, a screen metallic fire assay technique is used to determine coarse and fine gold in samples and utilises a larger volume of the sample.  The plus fraction is fire assayed for gold and a duplicate assay is performed on the minus fraction. Size fraction weights, coarse and fine fraction gold content and total gold content are reported.  McEwen’s quality control program includes systematic insertion of blanks, standard reference material and duplicates to ensure laboratory accuracy.

To determine the lengths of significant mineralized intervals, the following composite criteria were established.

Stock East: a minimum reportable interval length of 3 m was determined by establishing a cut-off grade of 1 g/t gold. A consecutive maximum length of 3 m of internal waste, including sub cut-off grade material, is allowed and incorporated into the reported composites. Where an interval of less than 3 m is considered, if the grade x length calculation is greater than 3, it may be reported.

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Stock Deep: a minimum reportable interval length of 3 m was determined by establishing a cut-off grade of 3 g/t gold. A consecutive maximum length of 3 m of internal waste, including sub cut-off grade material, is allowed and incorporated into the reported composites.  Where an interval of less than 3 m is considered, if the grade x length calculation is greater than 6, it may be reported.

There is no top cutting or capping of assays.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this news release, McEwen Mining Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, and other risks. The Company’s dividend policy will be reviewed periodically by the Board of Directors and is subject to change based on certain factors such as the capital needs of the Company and its future operating results. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by management of McEwen Mining Inc.

CONTACT INFORMATION:
Investor Relations: (866)-441-0690 Toll Free (647)-258-0395 Christina McCarthy ext. 390 Mihaela Iancu ext. 320 info@mcewenmining.com

Website: www.mcewenmining.com

Facebook: facebook.com/mcewenmining

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Twitter: twitter.com/mcewenmining

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150 King Street West Suite 2800, P.O. Box 24 Toronto, ON, Canada M5H 1J9

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